Compensation (Q2) (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2019	Dec. 31, 2018
Share-based Payment Arrangement, Noncash Expense [Abstract]
Schedule of Share-based Compensation, Restricted Stock Units, Roll Forward
All share-based compensation awards, regardless of the form of payout upon vesting, are presented in the following table, which summarizes our stock-based award activity (number of units in thousands):

	Six Months Ended
	June 30, 2019
	Restricted Stock Awards	Performance Stock Awards(1)	Phantom Stock Units	Weighted-Average Grant-Date Fair Value(2)
Nonvested at December 31, 2018	808	199	998	$10.60
Granted	464	1,275	—	11.05
Vested	(196)	—	—	10.99
Forfeited	(26)	—	(12)	10.76
Nonvested at June 30, 2019	1,050	1,474	986	$10.80

(1)
Certain performance-based awards granted during the period contain terms which dictate that the number of award units to be issued will vary based upon actual performance compared to target performance. The number of shares deemed to be issued per this table reflect our probability-weighted estimate of the number of shares that will vest based upon current and expected company performance. The maximum number of award units to be issued under all outstanding grants, excluding phantom stock units as they are settled in cash, was 4.0 million and 1.2 million as of June 30, 2019 and December 31, 2018, respectively.

(2)	On an annual basis, we engage an independent third-party valuation advisory consulting firm to estimate the EVPS of our common stock.

The following table summarizes our stock-based award activity during the year ended December 31, 2018 (number of units in thousands):

	Restricted Stock Awards	Performance Stock Awards	Phantom Stock Units	Weighted-Average Grant-Date Fair Value
Nonvested at December 31, 2017	18	—	2,446	$10.20
Granted	811	199	—	11.00
Vested	(5)	—	(1,394)	10.20
Forfeited	(16)	—	(54)	10.38
Nonvested at December 31, 2018	808	199	998	$10.60